SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant ☐ Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss. 240.14a-12

CRYO-CELL INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

David I. Portnoy
Mark L. Portnoy
Jonathan H. Wheeler, M.D.
George Gaines
Harold D. Berger
PartnerCommunity, Inc.
uTIPu Inc.
Mayim Investment Limited Partnership
Jamie H. Zidell
Deborah Portnoy
Lynne Portnoy
Gilbert Portnoy
Capital Asset Fund #1 Limited Partnership
Charles W. Northcutt, Jr.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

2011 ANNUAL MEETING OF STOCKHOLDERS
OF
CRYO-CELL INTERNATIONAL, INC.

PROXY STATEMENT
OF

David I. Portnoy
Mark L. Portnoy
Jonathan H. Wheeler, M.D.
George Gaines
Harold D. Berger
PartnerCommunity, Inc.
uTIPu Inc.
Mayim Investment Limited Partnership
Jamie H. Zidell
Deborah Portnoy
Lynne Portnoy
Gilbert Portnoy
Capital Asset Fund #1 Limited Partnership
Charles W. Northcutt, Jr.

To Our Fellow Cryo-Cell International, Inc. Stockholders:

This Proxy Statement and the accompanying BLUE proxy card are being furnished to stockholders (“Stockholders”) of Cryo-Cell International, Inc., a Delaware corporation (“Cryo-Cell” or the “Company”), in connection with the solicitation of proxies by the Participants (as defined below), to be used at Cryo-Cell’s 2011 annual meeting of stockholders and at any adjournments, postponements or continuations thereof (the “Annual Meeting”), which is scheduled to be held at 5:00 p.m., Eastern time on Thursday, August 25, 2011, at the Courtyard by Marriott, 4014 Tampa Road, Oldsmar, Florida 34677. This Proxy Statement and the BLUE proxy card are first being furnished to Stockholders on or about July 29, 2011.

The mailing address of Cryo-Cell’s principal executive offices is 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida, 34677.

The Participants include five nominees to Cryo-Cell’s Board of Directors (the “Board”), comprised of David I. Portnoy, Mark L. Portnoy, Jonathan H. Wheeler, M.D., George Gaines and Harold D. Berger (each a “Nominee” and, collectively, the “Nominees” or the “Slate”), and PartnerCommunity, Inc., uTIPu Inc., Mayim Investment Limited Partnership, Jamie H. Zidell, Deborah Portnoy, Lynne Portnoy, Gilbert Portnoy, Capital Asset Fund #1 Limited Partnership and Charles W. Northcutt, Jr. (collectively, the “Participants”). Each Nominee has consented to be named as a nominee in this proxy statement and, if elected, to serve as a director of Cryo-Cell.

We are soliciting your proxy to vote your shares only for the five Nominees named in this proxy statement. Pursuant to applicable federal securities rules, we are not permitted to solicit your proxy, nor will we vote your shares, in favor of any additional individuals other than our five Nominees. According to Cryo-Cell’s definitive proxy statement dated July 25, 2011 (the “Company’s 2011 Proxy Statement”), at the Annual Meeting, six directors of the Company will be elected. Accordingly, by completing and executing the enclosed proxy card, you will be choosing to vote for only five nominees rather than six, which will result in limiting your ability to fully exercise your voting rights to vote for a full complement of directors. Whether each Nominee is elected or if each Nominee is not elected, the Participants believe that each Nominee elected will serve with the nominees of Cryo-Cell that are elected. In such scenario, however, there is no assurance that all of Cryo-Cell’s nominees that are elected will serve with each Nominee that is elected. Instead, all or some of Cryo-Cell’s nominees may choose to resign, in which case such nominees of Cryo-Cell who are elected and choose not to resign, together with each Nominee that is elected, will constitute all of the members of the Board. Pursuant to Cryo-Cell’s bylaws, any vacancy created by any such resignation will automatically decrease the number of directors accordingly, so that such vacancy no longer exists. In such a scenario, the Participants have no current plans to appoint an additional member to the Board.

The Participants are members of a Group (the “13D Group”), pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, that filed the ninth amendment to Schedule 13D under the Exchange Act relating to Cryo-Cell (the “Ninth Filing Amendment”) with the Securities and Exchange Commission (the “SEC”) on July 28, 2011.

The original Schedule 13D filing was filed with the SEC on January 25, 2005 (the “Filing”). The first amendment to the Filing was filed with the SEC on February 2, 2006 (the “First Filing Amendment”).  The second amendment to the Filing was filed with the SEC on June 26, 2006 (the “Second Filing Amendment”). The third amendment to the Filing was filed with the SEC on February 1, 2007 (the “Third Filing Amendment”). The fourth amendment to the Filing was filed with the SEC on March 26, 2007 (the “Fourth Filing Amendment”). The fifth amendment to the filing was filed with the SEC on July 10, 2007 (the “Fifth Filing Amendment”). The sixth amendment to the filing was filed with the SEC on November 26, 2007 (the “Sixth Filing Amendment”).  The seventh amendment to the filing was filed with the SEC on May 10, 2011 (the “Seventh Filing Amendment). The eighth amendment to the filing was filed with the SEC on June 3, 2011 (the “Eighth Filing Amendment”, and collectively with the Filing, the First Filing Amendment, the Second Filing Amendment, the Third Filing Amendment, the Fourth Filing Amendment, the Fifth Filing Amendment, the Sixth Filing Amendment, the Seventh Filing Amendment and the Ninth Filing Amendment, the “13D Filings”).

At the Annual Meeting, the Participants will seek the election to the Board of the Slate comprised of David I. Portnoy, Mark L. Portnoy, Jonathan H. Wheeler, M.D., George Gaines and Harold D. Berger.

WE URGE YOU TO VOTE THE BLUE PROXY CARD FOR THE ELECTION AS DIRECTORS OF DAVID I. PORTNOY, MARK L. PORTNOY, JONATHAN H. WHEELER, M.D., HAROLD D. BERGER AND GEORGE GAINES.

If your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the enclosed BLUE proxy card on your behalf as soon as possible.

Election of Directors

Pursuant to the Company’s 2011 Proxy Statement and Article II, Section 9 of the Amended and Restated Bylaws of Cryo-Cell attached as Exhibit 3.1 to the Form 8-K filed by Cryo-Cell with the SEC on March 10, 2008 (the “Bylaws”), the election of directors to the Board requires the affirmative vote of a plurality of the votes cast by Stockholders present in person or represented by proxy, assuming a quorum is present or otherwise represented, at the Annual Meeting. Plurality means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Consequently, any shares not voted usually have no impact in the election of directors. As a result, your vote is extremely important in deciding the future of Cryo-Cell.

WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TO VOTE FOR THE ELECTION AS DIRECTORS OF DAVID I. PORTNOY, MARK L. PORTNOY, JONATHAN H. WHEELER, M.D., GEORGE GAINES AND HAROLD D. BERGER.

Important

The Participants strongly recommend that you DO NOT sign or return any proxy card that may be sent to you by Cryo-Cell, as by doing so you may inadvertently nullify your vote for the Nominees.

You may notice that the Participants’ proxy card provides you with the opportunity to vote for only five nominees, while Cryo-Cell’s proxy card allows you to vote for six nominees.  However, if you vote for even one nominee on Cryo-Cell’s card, or if you withhold your vote for any of Cryo-Cell’s nominees after voting for the Participants’ Nominees, any of these actions will nullify all the votes that you had made for the Participants’ Nominees.

Withholding your vote for Cryo-Cell’s nominees on the white proxy card is not the same as voting for the Participants’ Nominees, because a withheld vote on Cryo-Cell’s white proxy card will revoke any previous proxy submitted by you. If you have previously submitted another proxy card sent to you by Cryo-Cell, we urge you to revoke that proxy by voting in favor of the Participants’ Nominees by delivering the enclosed BLUE proxy card dated later in the enclosed postage-prepaid envelope, by using the internet or telephone voting options explained on the enclosed BLUE proxy card or by voting in person at the Annual Meeting, or by delivering to the corporate secretary of Cryo-Cell a written notice, bearing a later date than the date of the white proxy card, stating that the white proxy card is revoked.  Only the latest validly executed proxy that you submit will be counted.  See “voting procedures” and “proxy procedures” below.

If you have any questions about giving your proxy or require assistance, please call:

Phoenix Advisory Partners, LLC
110 Wall Street, 27th Floor
New York, New York 10005

For shareholder questions: (877) 478-5038
For banks and brokers: (212) 493-3910

Only stockholders of record as of the close of business on June 27, 2011 (the “Record Date”) are entitled to notice of, and to attend and to vote at, the Annual Meeting. According to Cryo-Cell’s Proxy, as of the Record Date, there were outstanding 11,756,325 shares of Cryo-Cell’s Common Stock (the “Shares”).

Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each Share held on the Record Date. If the outstanding Shares on the Record Date are 11,756,325, and if all outstanding Shares vote, the aggregate number of possible votes for any individual candidate is 11,756,325.

PLEASE VOTE FOR THE ELECTION AS DIRECTORS OF DAVID I. PORTNOY, MARK L. PORTNOY, JONATHAN H. WHEELER, M.D., GEORGE GAINES AND HAROLD D. BERGER.

Background

David I. Portnoy was first introduced to Cryo-Cell in approximately April 2004. Mr. Portnoy began to study the cord blood storage industry in general and Cryo-Cell in particular. In September 2004, Mr. Portnoy visited Cryo-Cell and spoke with Mercedes Walton, the current Chief Executive Officer of Cryo-Cell, to learn more about Cryo-Cell.

During 2005 and 2006 Mr. Portnoy made repeated efforts to meet with Ms. Walton and/or the Board at Cryo-Cell’s headquarters to discuss what he perceived as Cryo-Cell’s poor operations and corporate governance, the latter of which included Mr. Portnoy’s perception of Cryo-Cell’s consistent practice of approving excessive management compensation, including the granting of a disproportionate number of stock options to management despite its failure to achieve explicitly stated prior objectives.

Mr. Portnoy believed that his efforts were to no avail, and in 2007 Mr. Portnoy conducted a proxy contest to elect a slate of five directors to the Board of Cryo-Cell at Cryo-Cell’s 2007 annual meeting of stockholder (the “2007 annual meeting”).

The 2007 annual meeting was held on July 16, 2007, and following this meeting, due to Mr. Portnoy’s belief that Cryo-Cell’s management and Board had acted inequitably during the 2007 annual meeting, Mr. Portnoy filed a lawsuit against Cryo-Cell and its directors in the Delaware Chancery Court in New Castle County, Delaware (the “Delaware Court”). In this lawsuit, Mr. Portnoy alleged breaches of fiduciary duties in connection with the 2007 annual meeting and requested declaratory and injunctive relief related to the election of directors at the 2007 annual meeting, including a declaration that Mr. Portnoy’s 2007 slate was entitled to be installed as members of Cryo-Cell’s board of directors.

Trial commenced on November 14, 2007. The Delaware Court published its opinion, which we encourage all Stockholders to read, and can be found at Portnoy v. Cryo-Cell International, Inc., 940 A.2d 43 (Del. Ch. 2008) (the “2007 Lawsuit”).

In the written opinion of the Delaware Court for the 2007 Lawsuit, the Delaware Court found that Cryo-Cell’s serious breaches of fiduciary duty tainted the election which occurred at the 2007 annual meeting. As a result of its finding that management and the directors had breached their fiduciary duties to Cryo-Cell’s stockholders, the Delaware Court required that Cryo-Cell hold another special election to be overseen by a court-appointed special master. Furthermore, to ensure that Cryo-Cell’s stockholders were not injured by the requirement for this extra meeting, the Delaware Court ordered that Cryo-Cell’s management slate bear the costs of their own proxy solicitation efforts, the costs to Cryo-Cell of holding the extra meeting, and the costs of a special master to conduct the meeting.

By the time the decision in the 2007 Lawsuit was rendered on January 15, 2008, Mr. Portnoy had spent so much money, and Mr. Portnoy believed that Cryo-Cell had locked up so many votes, that Mr. Portnoy made the decision that further proxy efforts were, at that time, impracticable.  Accordingly, Mr. Portnoy did not solicit proxies in connection with the court-ordered special election which occurred on March 4, 2008, and management’s slate was elected.

The Board’s behavior at the 2007 annual meeting did not sour Mr. Portnoy’s belief in the untapped potential for Cryo-Cell, and since 2008, Mr. Portnoy has continued his focus on the cord blood storage industry in general and Cryo-Cell in particular.

On May 9, 2011, Mr. Portnoy notified Cryo-Cell that he intended to nominate the Slate for election as directors at the Annual Meeting. After receipt of this notice, Cryo-Cell offered Mr. Portnoy a board seat in exchange for his agreeing to withdraw his nominations. Mr. Portnoy did not accept Cryo-Cell’s offer.

The Participants

As of the Record Date, the Participants beneficially owned an aggregate of 1,899,819 Shares. Based upon 11,756,325 Shares outstanding as of the Record Date, as reported in Cryo-Cell’s Proxy Statement, this represents beneficial ownership of approximately 16.2% of the Shares outstanding. The Participants intend to vote all of such Shares FOR the election of the Slate. To the extent that the Participants are deemed to be a group pursuant to Section 13(d)(3) of the Securities Act of 1933, as of the Record Date, these persons, in the aggregate, may be deemed the beneficial owners of 1,899,819 shares of the Common Stock. Based upon 11,756,325 Shares outstanding as of the Record Date, as reported in the Company’s 2011 Proxy Statement, this represents beneficial ownership of approximately 16.2% of the shares of the Common Stock outstanding.

Other than as disclosed in this Proxy Statement or in any of the Appendices attached hereto: (i) none of the Participants is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Cryo-Cell, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (ii) none of the Participants owns any securities of Cryo-Cell of record but not beneficially; (iii) none of the Participants owns beneficially any securities of Cryo-Cell or of any parent or subsidiary of Cryo-Cell; (iv) none of the associates of the Participants beneficially own any securities of Cryo-Cell; (v) none of the Participants borrowed any funds for the purpose of acquiring or holding any securities of Cryo-Cell; (vi) none of the Participants or their associates have engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of Cryo-Cell’s last fiscal year, or any currently proposed transaction, or series of similar transactions, to which Cryo-Cell or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (vii) none of the Participants or their associates have any arrangement or understanding with any person with respect to (A) any future employment by Cryo-Cell or its affiliates or (B) any future transactions to which Cryo-Cell or any of its affiliates will or may be a party; and (viii) none of the Participants or their associates have any material interest in the election of the Slate.

PROPOSAL 1: ELECTION OF DIRECTORS

As of the date hereof, based on information contained in the Company’s 2011 Proxy Statement, the current authorized number of directors of the Company is seven, and effective at the Annual Meeting, will be reduced to six members.

The Participants propose that the stockholders elect David I. Portnoy, Mark L. Portnoy, Jonathan H. Wheeler, M.D., George Gaines and Harold D. Berger as directors of Cryo-Cell at the Annual Meeting. We are soliciting your proxy to vote your shares only for these five Nominees. Pursuant to applicable federal securities rules, we are not permitted to solicit your proxy, nor will we vote your shares, in favor of any additional individuals other than our five Nominees. Accordingly, by completing and executing the enclosed proxy card, you will be choosing to vote for only five nominees rather than six, which will result in limiting your ability to fully exercise your voting rights to vote for a full complement of directors.  Each Nominee, if elected, would hold office until Cryo-Cell’s 2012 annual meeting of stockholders and until a successor has been duly elected and qualified, or as otherwise provided by the Bylaws or by Delaware law. Whether each Nominee is elected or if each Nominee is not elected, the Participants believe that each Nominee elected will serve with the nominees of Cryo-Cell that are elected. In such scenario, however, there is no assurance that all of Cryo-Cell’s nominees that are elected will serve with each Nominee that is elected. Instead, all or some of Cryo-Cell’s nominees may choose to resign, in which case such nominees of Cryo-Cell who are elected and choose not to resign, together with each Nominee that is elected, will constitute all of the members of the Board. Pursuant to the Bylaws, any vacancy created by any such resignation will automatically decrease the number of directors accordingly, so that such vacancy no longer exists. In such a scenario, we have no current plans to appoint an additional member to the Board.

The Participants believe that Cryo-Cell’s management and its Board should, in setting and approving executive compensation, better tie such compensation to Cryo-Cell’s performance, and in that regard, if elected, the Slate will closely examine the level of compensation of Cryo-Cell’s senior management and the best uses of Cryo-Cell’s resources.

If the Slate is elected, the Slate intends to take action on several fronts, including:

1)
Seeking to eliminate what the Slate believes to be any and all unnecessary costs expended by Cryo-Cell. For example, footnote 4 of Cryo-Cell’s audited financial statements for the fiscal year ended November 30, 2010 states, “As of November 30, 2010 and 2009, the Company incurred internal use computer software costs of $545,253 and $269,203, respectively, that had not yet been placed into service and therefore; there is no depreciation expense related to those costs.”  In the Slate’s opinion, the aggregate amount of these expenditures (i.e., approximately $814,000) is a material expenditure for software which, as of the date of the financial statements, the Company did not appear to be utilizing.

2)	Reducing executive cash compensation, and seeking to more closely align overall executive compensation to Cryo-Cell’s performance.

3)
Seeking to increase revenues by redirecting sales and marketing efforts to hospitals and doctors’ offices, which, the Participants believe, are the primary points of sale of Cryo-Cell’s product offering.  According to Cryo-Cell’s Annual Reports on Form 10-K as filed with the SEC, the number of specimens processed by Cryo-Cell declined by 8% in fiscal 2008 as compared to fiscal 2007; declined by 8% in fiscal 2009 as compared to fiscal 2008; and declined by 9% in fiscal 2010 as compared to fiscal 2009.  The Slate intends to aggressively address this declining trend.

4)
Implementing a stock repurchase program and/or a cash dividend payment to return to Cryo-Cell’s shareholders what the Participants believe to be excess cash which belongs to them. Mr. Portnoy proposed this in a presentation to the board of directors in January 2010, but his proposal was rejected.

5)	Exploring opportunities to expand the Company’s product offering to include storage of other types of stems cells and other ancillary services.

6)	Seeking to be receptive to input from fellow shareholders, and to work diligently and intelligently to increase the value of all shareholders’ investment in Cryo-Cell.

In summary, as owners of approximately 16.2% of Cryo-Cell’s Shares outstanding, the Participants expect the Slate to use its best efforts to guide management to take all actions necessary to make Cryo-Cell a more profitable company and to increase Stockholder value.

According to the Company’s 2011 Proxy Statement, Cryo-Cell has entered into employment agreements with certain of the Company’s executive officers. Under each of these agreements, if the Participants are successful in the election of four or more of our Nominees, such that the Nominees who are elected represent a majority of the number of members comprising the Company’s Board, then these elections may be deemed to be a “change in control” under the agreements and may trigger provisions contained in the agreements which could entitle the executives to severance payments under the agreements. According to the Company’s 2011 Proxy Statement, these severance payments could total approximately $850,000 to Mercedes Walton, the Company’s President and Chief Executive Officer; approximately $300,000 to Jill Taymans, the Company’s Vice President, Finance and Chief Financial Officer; and approximately $200,000 to Julie Allickson, the Company’s Vice President of Laboratory Operations and R&D.

Background information about each Nominee is set forth herein and in the Appendices attached hereto. Each Nominee is independent under the independence standards applicable to Cryo-Cell under paragraph (a)(1) of Item 407 of SEC Regulation S-K and is not receiving any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation.

DAVID I. PORTNOY, age 48, is President of Focus Financial Corp., a private investment banking and venture capital firm that was formed in 1988. He also serves as President of Visual Investment Corp., a private investment firm. Mr. Portnoy has broad experience in venture capital investments, including two investments that subsequently went public, Daleen Technologies Inc. and Caribbean Cigar Company. Currently, Mr. Portnoy serves as Chairman of the Board of Directors of PartnerCommunity, Inc., which provides software and hardware integration solutions to telecommunication companies and which recently was awarded the Verizon 2010 Supplier Recognition Award for Outstanding Performance.  Mr. Portnoy has expertise in financial markets and investment banking, as well as operational experience as the leader of a number of privately owned companies.

Mr. Portnoy graduated Magna Cum Laude in 1984 from The Wharton School of Finance at the University of Pennsylvania where he earned a Bachelor of Science Degree in Economics with a joint major in finance and accounting. David I. Portnoy is the brother of Mark L. Portnoy, a nominee to the Board.

MARK L. PORTNOY, age 47, currently serves on the boards of directors of PartnerCommunity, Inc. and uTIPu Inc., a private Internet-based business. Mr. Portnoy has been engaged in managing his personal investments since April 1997. From January 1995 to April 1997, Mark Portnoy was employed at Strome, Susskind Investments as its Chief Fixed Income Trader. From March 1986 until November 1991, Mr. Portnoy was employed at Donaldson, Lufkin & Jenrette Securities Corp. as a Fixed Income Arbitrage Trader, with a trading portfolio ranging in size from $1.0 billion to $7.0 billion. In addition to his finance experience, Mr. Portnoy’s experience also includes negotiating contracts for National Basketball Association (NBA) players totaling approximately $30 million.

Mr. Portnoy graduated Phi Beta Kappa from the University of North Carolina at Chapel Hill with a degree in Economics in December 1985. Mark L. Portnoy is the brother of David I. Portnoy, a nominee to the Board.

JONATHAN H. WHEELER, M.D., age 51, is a licensed physician specializing in the fields of obstetrics and gynecology. He has practiced in these fields in Newport Beach, California since 1992.

Dr. Wheeler received his B.A. in Biology from the State University of New York (SUNY) at Buffalo. He completed his medical degree at Cornell University Medical College in 1986.  His Obstetrics and Gynecology training was received at UCLA Medical Center in a combined internship and residency program.  There, he received honorary awards for his work in advanced laparoscopy and completed research in innovative surgical techniques.

Dr. Wheeler is Board certified in Obstetrics and Gynecology.  He is a member of the American College of Obstetrics and Gynecology, the American Association of Gynecologic Laparoscopists, the Orange County Obstetrics and Gynecology Society and is a Diplomat of the American Board of Obstetrics and Gynecology.

In the past Dr. Wheeler has served as Chairman and Vice-Chairman of the Department of Obstetrics and Gynecology at Hoag Hospital and has served on numerous committees including education, surgery and advancement of Women’s Health Services.

GEORGE GAINES, age 57, is the founder and owner, since 2009, of Orrington Advisors, a business consulting firm headquartered in Evanston, Illinois which primarily provides consulting services to entities seeking to structure and raise capital for private equity funds. Since 2009 Mr. Gaines has also served on the Board of Directors and as Executive Vice President-Corporate Strategy of Kastan Mining PLC, a privately held company headquartered in Evanston, Illinois which has copper and gold mining operations in Tanzania.  From 2003 until 2009, Mr. Gaines was a senior partner of Berchwood Partners, Evanston, Illinois, an investment banking and private equity fund placement agent.

HAROLD D. BERGER, age 47, is a certified public accountant. Prior to opening his own accounting practice in 2005, Mr. Berger was an equity partner with Habif, Arogeti & Wynne, LLP, an accounting firm based in Atlanta, Georgia. Over the past 25 years, Mr. Berger also has served on boards for a variety of charitable organizations. Mr. Berger currently serves as Treasurer and Executive Committee Member of the Holly Lane Foundation (f/k/a The Gatchell Home, Inc.), as Director and Finance committee member of the Jewish Educational Loan Fund, Inc., and as Director and financial adviser to The Atlanta Group Home Foundation, Inc.

Mr. Berger graduated in December 1987 from the University of Texas at Austin with a Master’s Degree in Professional Accounting. Mr. Berger is a member of the American Institute of Certified Public Accountants (AICPA) and the Georgia Society of Certified Public Accountants (GSCPA).

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION AS DIRECTORS OF DAVID I. PORTNOY, MARK L. PORTNOY, JONATHAN H. WHEELER, M.D., GEORGE GAINES AND HAROLD D. BERGER, BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT. IF YOU HAVE SIGNED THE ENCLOSED BLUE PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE ENCLOSED BLUE PROXY CARD FOR THE ELECTION OF EACH NOMINEE NAMED ON THE ENCLOSED BLUE PROXY CARD.

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

According to the Company’s 2011 Proxy Statement, Cryo-Cell is also soliciting proxies with respect to the ratification of Grant Thornton, LLP as Cryo-Cell’s independent auditor. Please refer to Cryo-Cell’s Proxy for a detailed discussion of this proposal.

THE PARTICIPANTS MAKE NO RECOMMENDATION AS TO THIS PROPOSAL AND INTEND TO ABSTAIN FROM VOTING THEREON. IF YOU HAVE SIGNED THE BLUE PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO ABSTAIN FROM VOTING ALL THE SHARES REPRESENTED BY THE BLUE PROXY CARD WITH RESPECT TO THIS PROPOSAL.

Other Proposals

The Participants and their affiliates know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed BLUE proxy card will vote the BLUE proxy card on such other matters in accordance with their judgment. The Participants will not use such discretionary authority to vote the proxies for matters that any of the Participants know of a reasonable time before the Annual Meeting.

Voting Procedures

The voting procedures are as set forth below.

Only Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each Share entitles its holder to one vote on each matter presented at the Annual Meeting. Pursuant to the Bylaws and the Company’s 2011 Proxy Statement, the holders of one-third of the Shares entitled to vote at the Annual Meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the Annual Meeting. Accordingly, assuming there are 11,756,325 Shares outstanding as of the Record Date, the presence, in person or by proxy, of the holders of 3,918,775 Shares entitled to vote constitutes a quorum for transacting business at the Annual Meeting.

Pursuant to the Bylaws and the Company’s 2011 Proxy Statement, the election of directors to the Board requires a plurality of the votes cast. Plurality means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Consequently, any Shares not voted usually have no impact in the election of directors.

Pursuant to the Bylaws and the Company’s 2011 Proxy Statement, each other matter to be submitted to the Stockholders requires the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast with respect to a particular matter, votes cast “For” and “Against” are included. Abstentions are not counted as votes cast against any matter but will be for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes are also counted for purposes of determining whether a quorum exists, but are not counted or deemed to be present or represented for purposes of determining whether Stockholders have approved that proposal. A broker non-vote occurs when a broker holding Shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed BLUE proxy card and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the BLUE proxy card, the Shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE PERSONS NAMED ON THE ENCLOSED BLUE PROXY CARD WILL VOTE YOUR SHARES FOR THE ELECTION AS DIRECTORS OF DAVID I. PORTNOY, MARK L. PORTNOY, JONATHAN H. WHEELER, M.D., GEORGE GAINES AND HAROLD D. BERGER, BUT WILL NOT VOTE FOR ANY ADDITIONAL INDIVIDUALS TO FILL THE REMAINING AVAILABLE BOARD SEAT AND WILL ALSO ABSTAIN FROM VOTING WITH RESPECT TO PROPOSAL 2.

Proxy Procedures

In order for your views to be represented at the Annual Meeting, please mark, sign, date and return the BLUE proxy card in the enclosed postage-prepaid envelope.

If you have any questions about giving your proxy or require assistance, please call:

Phoenix Advisory Partners, LLC
110 Wall Street, 27th Floor,
New York, New York, 10005

For shareholder questions: (877) 478-5038
For banks and brokers: (212) 493-3910

The accompanying BLUE proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.

Revocation of Proxies

Any Stockholder who has mailed a proxy card to Cryo-Cell may revoke it, at any time prior to voting, by: (i) delivering to the Secretary of Cryo-Cell a written notice, bearing a later date than the date of the proxy, stating that the proxy is revoked; (ii) delivering a duly executed BLUE proxy card bearing a LATER date than the proxy delivered previously; (iii) by following the Internet and phone instructions on the enclosed BLUE proxy card; or (iv) attending the Annual Meeting, withdrawing the proxy, and voting in person.

Only Stockholders of record as of the close of business on the Record Date will be entitled to vote. If you are a Stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell your Shares after the Record Date. Accordingly, it is important that you vote the Shares held by you on the Record Date, or grant a proxy to vote such Shares on the enclosed BLUE proxy card, even if you sell such Shares after the Record Date.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE THE ENCLOSED BLUE PROXY CARD ON YOUR BEHALF AS SOON AS POSSIBLE.

Cost and Method of Solicitation

David Portnoy has retained Phoenix Advisory Partners, LLC (“Phoenix”) to assist in the solicitation, for which Phoenix is to receive a fee of up to $35,000 and reimbursement for its reasonable out-of-pocket expenses. As part of the solicitation, the Participants may communicate with Stockholders by mail, courier services, Internet, advertising, telephone or telecopier or in person. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately $70,000 to date, and is estimated to be up to $225,000 in total.

David I. Portnoy, Mark L. Portnoy, George Gaines, Jamie H. Zidell, Harold D. Berger PartnerCommunity, Inc., uTIPu Inc., Mayim Investment Limited Partnership, Capital Asset Fund #1 Limited Partnership and Charles W. Northcutt, Jr. will pay all costs related to the solicitation of proxies and intend to seek reimbursement from Cryo-Cell for all of the costs and expenses associated with the proxy solicitation in the event that the Slate is elected to the Board, but do not intend to submit the issue of reimbursement to a vote of Stockholders.

Additional Information

Certain information regarding the securities of Cryo-Cell held by Cryo-Cell’s directors, nominees, management and 5% Stockholders is contained in the Company’s 2011 Proxy Statement. Information concerning the date by which proposals of Stockholders of Cryo-Cell intended to be presented at the next annual meeting of Stockholders of Cryo-Cell must be received by Cryo-Cell for inclusion in Cryo-Cell’s proxy statement and form of proxy for that meeting is also contained in the Company’s 2011 Proxy Statement. The Participants take no responsibility for the accuracy or completeness of any information contained in Cryo-Cell’s public filings.

Date: July 29, 2011	DAVID I. PORTNOY

MARK L. PORTNOY

JONATHAN H. WHEELER, M.D.

GEORGE GAINES

HAROLD D. BERGER

PARTNERCOMMUNITY, INC.

uTIPu Inc.

MAYIM INVESTMENT LIMITED PARTNERSHIP

JAMIE H. ZIDELL

DEBORAH PORTNOY

LYNNE PORTNOY

GILBERT PORTNOY

CAPITAL ASSET FUND #1 LIMITED PARTNERSHIP

CHARLES W. NORTHCUTT, JR.

APPENDIX I

Name	David I. Portnoy
Age	48
Business Address	88 Camden Drive, Bal Harbour, Florida 33154
Principal Address	88 Camden Drive, Bal Harbour, Florida 33154
Principal Occupation or Employment	See “PROPOSAL 1: ELECTION OF DIRECTORS”
Other Information	See below

David I. Portnoy (the “Record Holder”) has an interest in the election of directors at the Annual Meeting pursuant to an agreement among the Record Holder, Mark L. Portnoy, George Gaines, Harold D. Berger and certain other Reporting Persons, as described in the Seventh Filing Amendment and the Ninth Filing Amendment, pursuant to which the parties thereto have agreed to vote all of each such person’s shares of Common Stock for the election of the Slate at the Annual Meeting, and additionally, to share legal and other fees and expenses incurred or to be incurred in connection with the activities described in Item 4 of the Ninth Filing Amendment, which activities included the nomination of the Slate (the “2011 Voting and Expense Sharing Agreement”). Additionally, as previously disclosed in the Filing, the Third Filing Amendment and the Fourth Filing Amendment, the Reporting Persons had previously entered into various voting and expense sharing agreements that were in place among certain of the Reporting Persons and others in connection with the Company’s 2007 Annual Meeting of Shareholders as well as investment agreements, none of which are still in effect (collectively, the “2007 Agreements”); and an investment advisory agreement between Mayim Management, LLC, a Delaware limited liability company whose owner and managing member is the Record Holder, as described in Item 6 of the Fourth Filing Amendment, pursuant to which Mayim Management, LLC, is authorized to make investment and voting decisions relating to certain securities investments made by PartnerCommunity, of which the Record Holder is the chairman of the board and corporate secretary (the “Investment Advisory Agreement”).

David I. Portnoy is the chairman of the board and secretary of PartnerCommunity, Inc., a Florida corporation that provides software and hardware integration solutions to telecommunication companies, including AT&T and Verizon (“PartnerCommunity”) and may be deemed the beneficial owner of the shares of the Common Stock held by PartnerCommunity, as described below. David Portnoy is also Chairman of uTIPu Inc., a private Internet-based company. In addition, David I. Portnoy is the brother of Nominee Mark L. Portnoy. Furthermore, David I. Portnoy is the son of Gilbert Portnoy and the stepson of Lynne Portnoy, current stockholders of the Company. As described in the Ninth Filing Amendment, Lynne Portnoy may be deemed the beneficial owner of the 16,150 shares of Common Stock held in her name and of the 1,000 shares of Common Stock held in joint ownership with Gilbert Portnoy, and Gilbert Portnoy may be deemed the beneficial owner of the 143 shares of Common Stock held in his name and of the 1,000 shares of Common Stock held in joint ownership with Lynne Portnoy.

OWNERSHIP OF SHARES:

As of June 27, 2011, David I. Portnoy may be deemed the beneficial owner of 658,015 shares of Common Stock, which number includes (i) 199,080 shares of Common Stock held directly through IRA accounts of David I. Portnoy, and 100 shares that he owns individually of record, all of which he has the sole power to vote and dispose or direct the disposition; (ii) 122,798 shares of Common Stock held by PartnerCommunity, as to which David I. Portnoy may be deemed the beneficial owner as chairman of the board and secretary and as managing member of Mayim Management, LLC, which may exercise investment and voting discretion over such shares of Common Stock in accordance with the Investment Advisory Agreement; (iii) 55,219 shares of Common Stock held by uTIPu Inc., as to which David I. Portnoy may be deemed the beneficial owner as chairman of the board and secretary; (iv) 199,738 shares of Common Stock held by Mayim Investment Limited Partnership, as to which David I. Portnoy may be deemed the beneficial owner as the managing member and owner of Mayim Management, LLC, which is the general partner of Mayim Management Limited Partnership, which is the general partner of Mayim Investment Limited Partnership; (v) 55,845 shares of Common Stock held by Deborah Portnoy, as to which David I. Portnoy may be deemed the beneficial owner as a result of exercising voting discretion over such shares; (vi) 16,150 shares of Common Stock held by Lynne Portnoy and 1,000 shares of Common Stock held jointly by Lynne Portnoy and Gilbert Portnoy, as to which David I. Portnoy may be deemed the beneficial owner as a result of exercising investment and voting discretion over such shares in accordance with the agreement between Lynne Portnoy, Gilbert Portnoy and David I. Portnoy described below; (vii) 143 shares of Common Stock held by Gilbert Portnoy, as to which David I. Portnoy may be deemed the beneficial owner as a result of exercising investment and voting discretion over such shares in accordance with the agreement between Gilbert Portnoy, Lynne Portnoy and David I. Portnoy described below; (viii) 4,854 Shares held by David I. Portnoy as custodian for his minor son Eliezer Portnoy; and (ix) 4,000 Shares held by David I. Portnoy as custodian for his minor daughter Talya Portnoy.

Based upon 11,756,325 Shares of the Company’s common stock outstanding as of the Record Date, the above ownership represents beneficial ownership of approximately 5.6% of the outstanding Shares of the Company’s common stock.

The date of each purchase and sale of Shares by David I. Portnoy within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF CRYO-CELL:

The Record Holder is a party to the 2011 Voting and Expense Sharing Agreement pursuant to which the Record Holder and certain other Reporting Persons in the Seventh and Ninth Filing Amendment agreed to vote all of each such Reporting Person’s Shares for the election of the Slate as directors of the Company at the 2011 Annual Meeting and also to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Seventh Filing Amendment, which activities include the nomination of the Slate.

The Record Holder was also a party to the 2007 Agreements, none of which are still in effect.

The Record Holder is a party to a verbal agreement with Lynne Portnoy and Gilbert Portnoy, the terms of which were disclosed in Item 6 to the Third Filing Amendment, pursuant to which the Record Holder is authorized to make investment and voting decisions relating to the shares of Common Stock owned by Lynne Portnoy and Gilbert Portnoy, although Lynne Portnoy and Gilbert Portnoy retain their right to withdraw their assets from the agreement.

The Record Holder is a party to the Investment Advisory Agreement, pursuant to which Mayim Management, LLC, may exercise investment and voting discretion over PartnerCommunity’s shares of Common Stock.

Name	Mark L. Portnoy
Age	47
Business Address	9801 Collins Avenue, Unit 8E, Bal Harbour, Florida 33154
Principal Address	9801 Collins Avenue, Unit 8E, Bal Harbour, Florida 33154
Principal Occupation or Employment	See “PROPOSAL 1: ELECTION OF DIRECTORS”
Other Information	See below

Mark L. Portnoy has an interest in the election of directors at the Annual Meeting pursuant to his record and beneficial ownership of securities and the 2011 Voting and Expense Sharing Agreement. Mr. Portnoy was also a party to the 2007 Agreements none of which are still in effect, and is a party to the Accounting Services Relationship. Mark L. Portnoy is a director and stockholder of PartnerCommunity and the brother of Nominee David I. Portnoy. Furthermore, Mark L. Portnoy is the son of Gilbert Portnoy and the stepson of Lynne Portnoy, current stockholders of the Company. As described in the Ninth Filing Amendment, Lynne Portnoy may be deemed the beneficial owner of the 16,150 shares of the Company’s Common Stock held in her name and of the 1,000 shares of the Company’s Common Stock held in joint ownership with Gilbert Portnoy and Gilbert Portnoy may be deemed the beneficial owner of the 143 shares of the Company’s Common Stock held in his name and of the 1,000 Shares held in joint ownership with Lynne Portnoy.

Additionally, Mr. Portnoy has an interest in the election of directors at the Annual Meeting pursuant to an Accounting Services Relationship, pursuant to which Mr. Harold Berger provides accounting services to Mr. Portnoy and to Capital Asset Fund #1, Limited Partnership, a Delaware limited partnership, as to which Mr. Portnoy may be deemed the beneficial owner as its general partner, on a regular basis and receives customary fees for such accounting services. The Accounting Services Relationship is currently expected to continue.

OWNERSHIP OF SHARES:

As of June 27, 2011, Mark L. Portnoy may be deemed to be the beneficial owner of 254,544 shares of the Common Stock. Mr. Portnoy is the owner of record of 104,515 shares of the Common Stock and may be deemed the beneficial owner of an additional 150,029 shares of the Common Stock owned by Capital Asset Fund #1 L.P., of which Mr. Portnoy is the general partner and over which Mr. Portnoy has sole voting power.

Based upon 11,756,325 Shares of the Company’s common stock outstanding as of the Record Date, the above ownership represents beneficial ownership of approximately 2.2% of the outstanding shares of the Company’s Common Stock.

The table that indicates the date of each purchase and sale of Shares by Mark L. Portnoy within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF CRYO-CELL:

Mark L. Portnoy is a party to the 2011 Voting and Expense Sharing Agreement pursuant to which Mr. Portnoy and certain other Reporting Persons in the Seventh and Ninth Filing Amendment agreed to vote all of each such Reporting Person’s Shares for the election of the Slate as directors of the Company at the 2011 Annual Meeting and also to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Seventh Filing Amendment, which activities include the nomination of the Slate.

As described above, Mark L. Portnoy was a party to the 2007 Agreements, none of which are still in effect.

As described above, Mark L. Portnoy and Capital Asset Fund #1, Limited Partnership, a Delaware limited partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its general partner, have an Accounting Services Relationship with Harold D. Berger, pursuant to which Mr. Berger provides accounting services to Mark L. Portnoy and Capital Asset Fund Limited Partnership, on a regular basis and receives customary fees for such accounting services. The Accounting Services Relationship is currently expected to continue.

Name	Harold David Berger
Age	47
Business Address	P.O. Box 20301, Atlanta, Georgia 30325
Principal Address	1079 Dean Drive NW, Atlanta, Georgia 30318
Principal Occupation or Employment	See “PROPOSAL 1: ELECTION OF DIRECTORS”
Other Information	See below

Mr. Berger has an interest in the election of directors at the 2011 Annual Meeting pursuant to the 2011 Voting and Expense Sharing Agreement pursuant to which Mr. Berger and certain other Reporting Persons in the Seventh and Ninth Filing Amendment agreed to vote all of each such Reporting Person’s Shares for the election of the Slate as directors of the Company at the 2011 Annual Meeting and also to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Seventh Filing Amendment, which activities include the nomination of the Slate.

Additionally, Mr. Berger has an interest in the election of directors at the Annual Meeting pursuant to the Accounting Services Relationship, pursuant to which Mr. Berger provides accounting services to Mark L. Portnoy and to Capital Asset Fund #1, Limited Partnership, a Delaware limited partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its general partner, on a regular basis and receives customary fees for such accounting services. The Accounting Services Relationship is currently expected to continue. Furthermore, Harold D. Berger is a stockholder of PartnerCommunity, a shareholder of record of the Company.

OWNERSHIP OF SHARES:

As of June 27, 2011, Mr. Berger may be deemed the beneficial owner of 6,130 Shares. Based upon 11,756,325 Shares of the Company’s common stock outstanding as of the Record Date, the above ownership represents beneficial ownership of less than 0.01% of the outstanding Shares of the Company’s common stock.

The table that indicates the date of each purchase and sale of Shares by Harold D. Berger within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF CRYO-CELL:

As described above, Mr. Berger has an Accounting Services Relationship with Mark L. Portnoy and Capital Asset Fund #1, Limited Partnership, a Delaware limited partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its general partner, pursuant to which Mr. Berger provides accounting services to Mark L. Portnoy and Capital Asset Fund Limited Partnership, on a regular basis and receives customary fees for such accounting services. The Accounting Services Relationship is currently expected to continue.

Mr. Berger is a party to the 2011 Voting and Expense Sharing Agreement pursuant to which Mr. Berger and certain other Reporting Persons in the Seventh and Ninth Filing Amendment agreed to vote all of each such Reporting Person’s shares of Common Stock for the election of the Slate as directors of the Company at the 2011 Annual Meeting and also to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Seventh Filing Amendment, which activities include the nomination of the Slate.

Name	George Gaines
Age	57
Business Address	1620 Orrington Avenue, Evanston, Illinois 60201
Principal Address	2207 Orrington Avenue, Evanston, Illinois 60201
Principal Occupation or Employment	See “PROPOSAL 1: ELECTION OF DIRECTORS”
Other Information	See below

George Gaines has an interest in the election of the directors at the Annual Meeting pursuant to the 2011 Voting and Expense Sharing Agreement pursuant to which Mr. Gaines and certain other Reporting Persons in the Seventh and Ninth Filing Amendment agreed to vote all of each such Reporting Person’s shares for the election of the Slate as directors of the Company at the 2011 Annual Meeting and also to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Seventh Filing Amendment, which activities include the nomination of the Slate.

Mr. Gaines was also a party to certain of the 2007 Agreements, none of which are still in effect.

OWNERSHIP OF SHARES:

As of June 27, 2011, George Gaines may be deemed the beneficial owner of 700,000 shares of the Common Stock, all of which shares are held through Mr. Gaines’ Investment Retirement Account (IRA). Based upon 11,756,325 Shares of the Company’s common stock outstanding as of the Record Date, the above ownership represents beneficial ownership of approximately 6.0% of the outstanding Shares of the Company’s common stock.

The date of each purchase and sale of Shares by George Gaines within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF CRYO-CELL:

George Gaines is a party to the 2011 Voting and Expense Sharing Agreement pursuant to which Mr. Gaines and certain other Reporting Persons in the Seventh and Ninth Filing Amendment agreed to vote all of each such Reporting Person’s Shares for the election of the Slate as directors of the Company at the 2011 Annual Meeting and also to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Seventh Filing Amendment, which activities include the nomination of the Slate.

George Gaines was also a party to certain of the 2007 Agreements, none of which are still in effect.

Name	Jonathan H. Wheeler, M.D.
Age	51
Business Address	351 Hospital Road, #611, Newport Beach, California 92663
Principal Address	36 Shady Lane, Irvine, California 92603
Principal Occupation or Employment	See “PROPOSAL 1: ELECTION OF DIRECTORS”
Other Information	See below

Jonathan H. Wheeler, M.D. has an interest in the election of directors at the Annual Meeting due to his being named as a Nominee in the Slate.

OWNERSHIP OF SHARES:

As of June 27, 2011, Dr. Wheeler may be deemed the beneficial owner of 5,000 shares of the Company’s Common Stock. Based upon 11,756,325 Shares of the Company’s common stock outstanding as of the Record Date, the above ownership represents beneficial ownership of less than 0.01 % of the outstanding Shares of the Company’s common stock.

The date of each purchase and sale of Shares by Jonathan H. Wheeler, M.D. within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF CRYO-CELL:

Dr. Wheeler is not a party to any of the agreements between the Participants described in this Proxy Statement nor is he a party to any other agreements with respect to his nomination for director of Cryo-Cell.

Name                                PartnerCommunity, Inc.

Address                           4800 N. Federal Hwy, Suite B304, Boca Raton, Florida 33431

Principal Business     PartnerCommunity, Inc. (“PartnerCommunity”) provides software and hardware integration solutions to telecommunication companies.  David I. Portnoy is the Chairman of the Board and secretary of PartnerCommunity.  Mark L. Portnoy is also a director of PartnerCommunity.

PartnerCommunity has an interest in the election of the directors at the Annual Meeting pursuant to the 2011 Voting and Expense Sharing Agreement pursuant to which PartnerCommunity and certain other Reporting Persons in the Seventh and Ninth Filing Amendment agreed to vote all of each such Reporting Person’s shares for the election of the Slate as directors of the Company at the 2011 Annual Meeting and also to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Ninth Filing Amendment, which activities include the nomination of the Slate.

PartnerCommunity was also a party to certain of the 2007 Agreements, none of which are still in effect.

OWNERSHIP OF SHARES:

PartnerCommunity may be deemed the beneficial owner of 122,798 Shares held in its name. David I. Portnoy is Chairman of the Board and secretary of PartnerCommunity and is managing member of Mayim Management, LLC, which may exercise investment and voting discretion over such shares of Common Stock in accordance with the Investment Advisory Agreement.

The date of each purchase and sale of Shares by PartnerCommunity within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF CRYO-CELL:

As described above, PartnerCommunity is a party to the 2011 Voting and Expense Sharing Agreement.  PartnerCommunity was also a party to certain of the 2007 Agreements, none of which are still in effect.

Name                                uTIPu Inc.

Address                           88 Camden Drive, Bal Harbour, Florida 33154

Principal Business        uTIPu Inc. (“uTIPu”) is a private Internet-based company specializing in screen recording software.  David I. Portnoy is the Chairman of the Board of Directors, secretary and a stockholder of uTIPu.

uTIPu has an interest in the election of the directors at the Annual Meeting pursuant to the 2011 Voting and Expense Sharing Agreement.

OWNERSHIP OF SHARES:

uTIPu may be deemed the beneficial owner of 55,219 Shares held in its name. David I. Portnoy is Chairman of the Board of Directors, secretary of uTIPu and may exercise investment and voting discretion over such shares of Common Stock.

The date of each purchase and sale of Shares by uTIPu within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF CRYO-CELL:

As described above, uTIPu is a party to the 2011 Voting and Expense Sharing Agreement.

Name                                Mayim Investment Limited Partnership

Address                           88 Camden Drive, Bal Harbour, Florida 33154

Principal Business       Mayim Investment Limited Partnership (“Mayim”) is a limited partnership which was formed for the purpose of investing in Cryo-Cell’s common stock. Mayim Management LLC is Mayim’s general partner and was formed principally for serving as its general partner. David I. Portnoy is the managing member and owns all equity interests in Mayim Management LLC.

Mayim has an interest in the election of the directors at the Annual Meeting pursuant to the 2011 Voting and Expense Sharing Agreement.

OWNERSHIP OF SHARES:

Mayim may be deemed the beneficial owner of 199,738 Shares held in its name. David I. Portnoy, as managing member of Mayim Management LLC, may exercise investment and voting discretion over such shares of Common Stock.

The date of each purchase and sale of Shares by Mayim within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF CRYO-CELL:

As described above, Mayim is a party to the 2011 Voting and Expense Sharing Agreement.

Name	Jamie H. Zidell
Age	41
Business Address	300 71st Street, Suite 605, Miami Beach, Florida 33141
Principal Occupation or Employment	See Below
Other Information	See below

Jamie H. Zidell is an attorney employed by J.H. Zidell Attorneys. J.H. Zidell Attorneys’ principal business is providing legal services.

Mr. Zidell has an interest in the election of the directors at the Annual Meeting pursuant to the 2011 Voting and Expense Sharing Agreement.

OWNERSHIP OF SHARES:

Mr. Zidell may be deemed the beneficial owner of 180,530 shares of Common Stock held in his name. Mr. Zidell has not purchased or sold any shares of the common stock of Cryo-Cell in the past two year.

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF CRYO-CELL:

As described above, Mr. Zidell is a party to the 2011 Voting and Expense Sharing Agreement.

Name	Deborah Portnoy
Age	33
Business Address	88 Camden Drive, Bal Harbour, Florida 33154
Principal Address	88 Camden Drive, Bal Harbour, Florida 33154
Principal Occupation or Employment	See below

Deborah Portnoy is a homemaker and is the wife of David Portnoy. Ms. Portnoy has an interest in the election of the directors at the Annual Meeting pursuant to being the wife of David I. Portnoy and her beneficial ownership of Shares, as described below.

OWNERSHIP OF SHARES:

Ms. Portnoy may be deemed the beneficial owner of 55,845 shares of Common Stock held in her name.

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF CRYO-CELL:

David Portnoy may exercise voting control over the shares of Cryo-Cell beneficially owned by Deborah Portnoy.

Name	Lynne Portnoy
Age	64
Business Address	88 Camden Drive, Bal Harbour, Florida 33154
Principal Address	88 Camden Drive, Bal Harbour, Florida 33154
Principal Occupation or Employment	See below

Ms. Lynne Portnoy is a retired private investor and is the wife of Gilbert Portnoy, who is the father of Messrs. David Portnoy and Mark Portnoy.

OWNERSHIP OF SHARES:

Ms. Portnoy may be deemed the beneficial owner of 16,150 shares of Common Stock held in her name and 1,000 shares held jointly with her husband, Gilbert Portnoy.

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF CRYO-CELL:

David Portnoy may exercise voting control over the shares of Cryo-Cell beneficially owned by Lynne Portnoy.

Name	Gilbert Portnoy
Age	78
Business Address	88 Camden Drive, Bal Harbour, Florida 33154
Principal Address	88 Camden Drive, Bal Harbour, Florida 33154
Principal Occupation or Employment	See below

Mr. Portnoy is a retired private investor. He is father of Messrs. David Portnoy and Mark Portnoy and is the husband of Lynne Portnoy.

OWNERSHIP OF SHARES:

Mr. Portnoy may be deemed the beneficial owner of 143 shares of Common Stock held in his name and 1,000 shares held jointly with his wife, Lynne Portnoy.

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF CRYO-CELL:

David Portnoy may exercise voting control over the shares of Cryo-Cell beneficially owned by Gilbert Portnoy.

Name                                Capital Asset Fund #1 Limited Partnership

Address                            9801 Collins Avenue, Apt. 8E, Bal Harbour, FL 33154

Principal Business        The principal business of Capital Asset Fund #1 Limited Partnership (“Capital Asset Fund”) is investing in various businesses. Mark L. Portnoy is the general partner of Capital Asset Fund.

Capital Asset Fund has an interest in the election of the directors at the Annual Meeting pursuant to the 2011 Voting and Expense Sharing Agreement.

OWNERSHIP OF SHARES:

Capital Asset Fund may be deemed the beneficial owner of 150,029 Shares held in its name. Mark Portnoy, as general partner of Capital Asset Fund may exercise investment and voting discretion over such shares of Common Stock.

The date of each purchase and sale of Shares by Capital Asset Fund within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF CRYO-CELL:

As described above, Capital Asset Fund is a party to the 2011 Voting and Expense Sharing Agreement.

Name	Charles W. Northcutt, Jr.
Age	49
Business Address	407 Driftwood Drive, Gibsonville, NC 27249
Principal Address	407 Driftwood Drive, Gibsonville, NC 27249
Principal Occupation or Employment	See below

Charles W. Northcutt, Jr. is an executive with a textile company.

OWNERSHIP OF SHARES:

Mr. Northcutt may be deemed the beneficial owner of 90,000 shares of Common Stock. Mr. Northcutt has an interest in the election of the directors at the Annual Meeting pursuant to the 2011 Voting and Expense Sharing Agreement. Mr. Northcutt has not bold or sold any shares in the last two years.

The date of each purchase and sale of Shares by Mr. Northcutt within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF CRYO-CELL:

As described above, Mr. Northcutt is a party to the 2011 Voting and Expense Sharing Agreement.

APPENDIX II

The following table indicates the date of each purchase and sale of Shares that may be deemed to be beneficially owned by David I. Portnoy within the past two years, and the number of Shares in each such purchase and sale:

David Portnoy’s IRA:

06/22/11	Bought	1,331
06/21/11	Bought	8,581
06/10/11	Sold	2,000
06/10/11	Sold	5,000
06/10/11	Sold	5,000
01/26/11	Bought	2,025
01/26/11	Bought	1,600
01/25/11	Bought	1,450
01/25/11	Bought	1,000
01/24/11	Bought	1,000
01/21/11	Bought	2,000
01/20/11	Bought	500
12/30/10	Bought	376
12/29/10	Bought	1,632
12/28/10	Sold	1,400
12/22/10	Bought	250
12/21/10	Sold	600
11/29/10	Bought	4,000
11/29/10	Bought	1,930
11/26/10	Bought	1,100
11/26/10	Bought	6
11/23/10	Bought	1,210
11/22/10	Bought	2,057
11/19/10	Bought	1,265
11/19/10	Bought	470
11/16/10	Bought	1,750
11/16/10	Bought	725
11/05/10	Bought	500
11/04/10	Bought	401
10/28/10	Bought	1,500
10/21/10	Sold	1,000
10/15/10	Bought	500
10/14/10	Bought	700
09/22/10	Bought	635
09/16/10	Bought	700
08/13/10	Bought	500
08/12/10	Bought	237
08/05/10	Bought	2,250

08/05/10	Bought	992
07/23/10	Bought	1,997
07/21/10	Bought	1,225
07/21/10	Bought	860
07/20/10	Bought	625
07/19/10	Bought	150
06/28/10	Bought	1,000
06/18/10	Bought	1,800
06/16/10	Bought	1,100
05/19/10	Bought	1,354
05/11/10	Bought	1,000
05/10/10	Bought	500
05/07/10	Bought	2,960
05/07/10	Bought	2,900
03/01/10	Sold	1,900
02/24/10	Sold	800
02/24/10	Sold	200
02/22/10	Sold	4,330
02/19/10	Sold	2,500
02/18/10	Sold	10,000
02/16/10	Sold	700
02/09/10	Bought	500
02/05/10	Bought	300
02/03/10	Sold	5,000
02/03/10	Sold	800
02/03/10	Sold	200
02/01/10	Sold	100
01/29/10	Sold	1,000
01/28/10	Sold	500
01/27/10	Sold	3,770
01/26/10	Sold	2,200
01/13/10	Sold	500
01/12/10	Sold	1,000
01/04/10	Bought	1,000
12/28/09	Sold	500
12/18/09	Bought	1,000
12/16/09	Sold	1,000
12/08/09	Sold	2,000
12/03/09	Sold	1,000
10/13/09	Sold	1,800
10/02/09	Sold	5,460
10/02/09	Sold	2,000
10/01/09	Sold	3,000
09/29/09	Bought	1,990
09/18/09	Bought	470
09/14/09	Sold	1,000
09/14/09	Sold	500
09/09/09	Sold	500
08/11/09	Sold	2,000

David Portnoy:

04/12/11	Bought	100
11/13/09	Sold	100
10/01/09	Sold	1,900
08/11/09	Sold	2,800
10/26/10	Sold	855
09/13/10	Bought	855

Focus Financial Corp.:

10/01/09	Sold	1,810
08/02/10	Sold	400
06/01/10	Bought	400

Visual Investments Corp.:

Sales

5/25/2011	Sold	1,046
5/25/2011	Sold	1,000
05/03/11	Sold	16,642
05/02/11	Sold	3,519
04/26/11	Sold	1,470
04/21/11	Sold	3,530
04/08/11	Sold	15,000
04/07/11	Sold	10,000
06/07/10	Sold	2,000
01/06/10	Sold	1,000
12/16/09	Sold	5,000
12/02/09	Sold	4,725
11/24/09	Sold	275
05/25/09	Sold	2,500

Purchases

09/16/10	Bought	603
09/14/10	Bought	500
08/09/10	Bought	435
08/04/10	Bought	6,000
08/02/10	Bought	1,600
05/14/10	Bought	1,984
05/13/10	Bought	2,275
05/06/10	Bought	560

Talya Portnoy:

02/03/11	Bought	499
02/01/11	Bought	1,720
01/11/11	Bought	113
07/23/11	Bought	1,668

Eliezer Portnoy:

02/03/11	Bought	498
02/01/11	Bought	2,375
01/11/11	Bought	113
05/07/10	Bought	500
05/24/10	Sold	500
07/22/10	Bought	800
07/23/10	Bought	1,068

Deborah Portnoy:

Purchases
6/13/2011	Bought	1,000
6/10/2011	Bought	45
6/10/2011	Bought	2,000
5/20/2011	Bought	644
5/19/2011	Bought	4,006
5/19/2011	Bought	290
05/03/11	Bought	5,992
04/29/11	Bought	15,850
04/12/11	Bought	1,492
04/08/11	Bought	15,000
04/07/11	Bought	10,000
02/09/11	Bought	1,039
02/07/11	Bought	1,100
02/03/11	Bought	4,807
02/02/11	Bought	600
02/01/11	Bought	5,000
01/28/11	Bought	1,575
01/27/11	Bought	2,000
08/02/10	Bought	1,000

Sales
06/27/11	Sold	3,000
06/23/11	Sold	200
06/03/11	Sold	2,000
06/02/11	Sold	5,256
06/01/11	Sold	5,000
04/06/11	Sold	2,039

PartnerCommunity, Inc.

Purchases

05/12/11	Bought	2,100
05/12/11	Bought	1,975
05/12/11	Bought	500
05/12/11	Bought	500
05/12/11	Bought	500
02/28/11	Bought	5,000
12/17/10	Bought	800
10/28/10	Bought	850
10/27/10	Bought	350
10/18/10	Bought	459
09/16/10	Bought	3,000
09/13/10	Bought	16,227
06/23/10	Bought	750

Sales

10/26/10	Sold	1,000

uTIPu Inc.

Purchases

05/31/11	Bought	846
05/20/11	Bought	1,000
05/20/11	Bought	300
05/11/11	Bought	2,540
04/27/11	Bought	2,300
04/13/11	Bought	2,407
03/29/11	Bought	775
03/28/11	Bought	2,500
03/25/11	Bought	2,200
03/22/11	Bought	2,250
03/07/11	Bought	2,490
02/24/11	Bought	3,623
02/11/11	Bought	5,720
12/14/10	Bought	308
12/08/10	Bought	2,500
12/03/10	Bought	2,700
12/01/10	Bought	200
11/30/10	Bought	3,130
11/29/10	Bought	2,673
10/18/10	Bought	239
09/16/10	Bought	500
09/14/10	Bought	4,000
09/13/10	Bought	2,518
05/24/10	Bought	2,000
05/14/10	Bought	5,000
05/06/10	Bought	500

Mayim Investment Limited Partnership:

Purchases

08/09/10	Bought	10,000
08/06/10	Bought	7,200

Sales

05/03/11	Sold	419
05/02/11	Sold	500
04/28/11	Sold	3,000

David Portnoy’s Traditional IRA:

Purchases

03/14/11	Bought	1,436
03/11/11	Bought	1,000

Gilbert and Leah Portnoy:

Purchases

04/28/11	Bought	475
11/08/10	Bought	350

The following table indicates the date of each purchase and sale of Shares that may be deemed to be beneficially owned by Mark L. Portnoy within the past two years, and the number of Shares in each such purchase and sale:

Mark L. Portnoy

Sales

06/23/11	Sold	1,000
06/22/11	Sold	1,000
06/21/11	Sold	1,000
06/06/11	Sold	1,000
06/02/11	Sold	1,000
06/01/11	Sold	1,000
05/25/11	Sold	1,000
12/27/10	Sold	500
12/08/10	Sold	500
12/07/10	Sold	400
11/30/10	Sold	1,000
11/22/10	Sold	1,000
11/01/10	Sold	1,000
10/26/10	Sold	1,000
09/15/10	Sold	1,000
08/30/10	Sold	1,000
08/26/10	Sold	1,000
03/03/10	Sold	1,000

CAPITAL ASSET FUND #1 L.P.

Purchases

06/22/11	Bought	26,306
06/21/11	Bought	6,000
06/20/11	Bought	18,500
05/31/11	Bought	2,000
05/20/11	Bought	3,700
05/13/11	Bought	1,500
04/26/11	Bought	500
04/18/11	Bought	1,450
03/17/11	Bought	2,000
03/15/11	Bought	50
12/27/10	Bought	500
09/13/10	Bought	3,000
08/26/10	Bought	1,000
08/09/10	Bought	1,000
08/04/10	Bought	1,000
07/21/10	Bought	1,000
07/07/10	Bought	2,000
07/02/10	Bought	1,000
05/06/10	Bought	2,000
05/05/10	Bought	500
04/05/10	Bought	2,000
12/29/09	Bought	2,000
04/09/09	Bought	4,873

The following table indicates the date of each purchase and sale of Shares that may be deemed to be beneficially owned by George Gaines within the past two years, and the number of Shares in each such purchase and sale:

George Gaines’ IRA

06/10/11	Bought	9,000
06/10/11	Bought	9,000
06/10/11	Bought	5,000
06/10/11	Bought	2,912
06/10/11	Bought	1,500
06/10/11	Bought	500
05/31/11	Bought	10,000
05/31/11	Bought	2,300
05/31/11	Bought	138
05/27/11	Bought	10,000
05/27/11	Bought	10,000
05/27/11	Bought	9,525
05/27/11	Bought	9,000
05/27/11	Bought	6,500
05/27/11	Bought	2,000
05/27/11	Bought	2,000
05/27/11	Bought	1,500
05/27/11	Bought	1,475
05/27/11	Bought	1,000
05/27/11	Bought	1,000
05/27/11	Bought	500
05/27/11	Bought	500
05/27/11	Bought	500
05/27/11	Bought	150
05/20/11	Bought	2,000
05/20/11	Bought	2,000
05/19/11	Bought	3,158
05/19/11	Bought	2,205
05/19/11	Bought	2,000
05/19/11	Bought	2,000
05/19/11	Bought	1,900

05/19/11	Bought	1,800
05/19/11	Bought	850
05/19/11	Bought	700
05/19/11	Bought	500
05/18/11	Bought	2,000
05/18/11	Bought	1,587
05/18/11	Bought	300
05/17/11	Bought	5,000
05/17/11	Bought	3,000
05/17/11	Bought	3,000
05/17/11	Bought	2,000
05/17/11	Bought	2,000
05/17/11	Bought	1,500
05/17/11	Bought	1,000
05/17/11	Bought	500
04/27/11	Bought	800
01/14/11	Bought	200
11/08/10	Bought	1,000
11/08/10	Bought	500
11/08/10	Bought	500
11/05/10	Bought	500
11/03/10	Bought	500
11/02/10	Bought	500
11/02/10	Bought	500
11/01/10	Bought	500
10/29/10	Bought	500
10/29/10	Bought	250
10/26/10	Bought	2,250
10/26/10	Bought	500
10/22/10	Bought	3,975
10/22/10	Bought	3,070
10/22/10	Bought	3,000
10/22/10	Bought	3,000
10/22/10	Bought	3,000
10/22/10	Bought	3,000
10/22/10	Bought	3,000
10/22/10	Bought	2,370
10/22/10	Bought	1,455
10/22/10	Bought	500
10/21/10	Bought	1,630
10/20/10	Bought	2,000
10/20/10	Bought	2,000
10/19/10	Bought	3,000
10/19/10	Bought	2,000
10/19/10	Bought	1,805
10/18/10	Bought	1,800

10/18/10	Bought	1,685
10/18/10	Bought	1,400
10/18/10	Bought	1,400
10/18/10	Bought	1,195
10/18/10	Bought	915
10/18/10	Bought	200
10/15/10	Bought	600
10/14/10	Bought	1,000
10/11/10	Bought	1,000
10/07/10	Bought	11,500
10/07/10	Bought	4,170
10/07/10	Bought	3,500
10/06/10	Bought	500
10/05/10	Bought	6,200
10/05/10	Bought	4,730
10/05/10	Bought	4,300
10/05/10	Bought	3,800
10/05/10	Bought	700
10/05/10	Bought	600
10/04/10	Bought	3,000
10/01/10	Bought	4,000
10/01/10	Bought	2,000
10/01/10	Bought	1,000
10/01/10	Bought	765
09/30/10	Bought	4,900
09/30/10	Bought	4,000
09/30/10	Bought	1,235
09/29/10	Bought	2,000
09/28/10	Bought	9,300
09/28/10	Bought	7,100
09/27/10	Bought	10,000
09/27/10	Bought	10,000
09/27/10	Bought	10,000
09/27/10	Bought	10,000
09/27/10	Bought	9,500
09/27/10	Bought	5,000
09/27/10	Bought	3,500
09/27/10	Bought	3,500
09/27/10	Bought	2,800
09/27/10	Bought	700
09/27/10	Bought	500
09/27/10	Bought	200
09/24/10	Bought	13,000
09/24/10	Bought	10,000
09/24/10	Bought	10,000
09/24/10	Bought	10,000

09/24/10	Bought	10,000
09/24/10	Bought	10,000
09/24/10	Bought	10,000
09/24/10	Bought	10,000
09/24/10	Bought	7,650
09/24/10	Bought	2,350
09/22/10	Bought	2,501
09/21/10	Bought	10,000
09/21/10	Bought	5,000
09/21/10	Bought	5,000
09/21/10	Bought	4,499
09/20/10	Bought	10,000
09/20/10	Bought	10,000
09/20/10	Bought	5,207
09/20/10	Bought	5,000
09/20/10	Bought	3,793
09/20/10	Bought	3,000
09/20/10	Bought	1,500
09/20/10	Bought	1,000
09/20/10	Bought	500
09/17/10	Bought	9,000
09/17/10	Bought	4,000
09/17/10	Bought	3,000
09/17/10	Bought	2,000
09/17/10	Bought	2,000
09/17/10	Bought	500
09/17/10	Bought	500
09/16/10	Bought	3,500
09/16/10	Bought	3,500
09/16/10	Bought	3,000
09/16/10	Bought	850
09/16/10	Bought	500
09/15/10	Bought	3,150
09/15/10	Bought	2,000
09/15/10	Bought	1,000
09/15/10	Bought	500
09/15/10	Bought	500
09/15/10	Bought	500

The following table indicates the date of each purchase and sale of Shares that may be deemed to be beneficially owned by Harold D. Berger within the past two years, and the number of Shares in each such purchase and sale:

Harold D. Berger

Purchases
06/08/11	Purchase	2,500
05/26/11	Purchase	630
05/18/11	Purchase	3,000

The following table indicates the date of each purchase and sale of Shares that may be deemed to be beneficially owned by Jonathan H. Wheeler, M.D. within the past two years, and the number of Shares in each such purchase and sale:

Jonathan H. Wheeler, M.D.

Purchases
06/13/11	Purchase	5,000

The following table indicates the date of each purchase and sale of Shares that may be deemed to be beneficially owned by Charles W. Northcutt, Jr. within the past two years, and the number of Shares in each such purchase and sale:

Charles W. Northcutt, Jr.

Sales
04/20/11	Sale	3,615
04/19/11	Sale	1,685

Important

1. If your Shares are held in your own name, please mark, date and mail the enclosed BLUE proxy card to our Proxy Solicitor, Phoenix Advisory Partners, LLC, in the postage-paid envelope provided.

2. If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for the enclosed BLUE proxy card to be signed representing your Shares.

3. If you have already submitted a proxy card to Cryo-Cell for the Annual Meeting, you have every right to change your vote to a vote FOR the election of Our Nominees by marking, signing, dating and returning the enclosed BLUE proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to Cryo-Cell. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING. If you vote for, or withhold your vote from, any of Cryo-Cell’s nominees, and you do so on a later-dated proxy card, after voting for Our Nominees, any of these actions will nullify all the votes that you had made for the Participants’ Nominees. Therefore, after submitting this proxy card, do NOT sign or return any other card for any reason.

If you have any questions about giving your proxy or require assistance, please call:

Phoenix Advisory Partners, LLC
110 Wall Street, 27th Floor
New York, New York 10005

For shareholder questions: (877) 478-5038
For banks and brokers: (212) 493-3910

BLUE PROXY CARD

FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS OF

CRYO-CELL INTERNATIONAL, INC.

THIS PROXY IS SOLICITED BY DAVID I. PORTNOY, MARK L. PORTNOY, JONATHAN H. WHEELER, M.D., GEORGE GAINES, HAROLD D. BERGER, PARTNERCOMMUNITY, INC., UTIPU INC., JAMIE H. ZIDELL, MAYIM INVESTMENT LIMITED PARTNERSHIP, DEBORAH PORTNOY, LYNNE PORTNOY, GILBERT PORTNOY, CAPITAL ASSET FUND #1 LIMITED PARTNERSHIP AND CHARLES W. NORTHCUTT, JR.

The undersigned hereby appoints and constitutes each of David I. Portnoy and Mark L. Portnoy (acting alone or together) as proxies, with full power of substitution in each, to act as the attorneys and proxies for the undersigned to vote all shares as directed below of common stock of Cryo-Cell International, Inc. (“Cryo-Cell”) that the undersigned is entitled to vote at Cryo-Cell’s 2011 Annual Meeting of Stockholders to be held at the Courtyard by Marriott, 4014 Tampa Road, Oldsmar, Florida 34677, at 5:00 p.m., Eastern Time on Thursday, August 25, 2011, and at any adjournment or postponement thereof, hereby revoking any proxies previously given, and in their discretion upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE, THE PERSONS NAMED ON THIS BLUE PROXY CARD WILL VOTE YOUR SHARES FOR THE ELECTION OF DAVID I. PORTNOY, MARK L. PORTNOY, JONATHAN H. WHEELER, M.D., GEORGE GAINES AND HAROLD D. BERGER AS DIRECTORS OF CRYO-CELL, BUT WILL ABSTAIN FROM VOTING WITH RESPECT TO THE RATIFICATION OF CRYO-CELL’S INDEPENDENT AUDITORS.

SIGN, DATE AND MAIL YOUR PROXY TODAY

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

DAVID I. PORTNOY, MARK L. PORTNOY, JONATHAN H. WHEELER, M.D., GEORGE GAINES, HAROLD D. BERGER, PARTNERCOMMUNITY, INC., UTIPU INC., JAMIE H. ZIDELL, MAYIM INVESTMENT LIMITED PARTNERSHIP, DEBORAH PORTNOY, LYNNE PORTNOY, GILBERT PORTNOY, CAPITAL ASSET FUND #1 LIMITED PARTNERSHIP AND CHARLES W. NORTHCUTT, JR. EACH RECOMMEND A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW.

☒  PLEASE MARK VOTES AS IN THIS EXAMPLE.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY.

YOUR VOTE IS VERY IMPORTANT TO US.

1.	Election of Directors.

Nominees:
	FOR	WITHHOLD FOR ALL NOMINEES	FOR ALL EXCEPT
(01) David I. Portnoy	☐	☐	☐
(02) Mark L. Portnoy
(03) Jonathan H. Wheeler, M.D.
(04) George Gaines
(05) Harold D. Berger

NOTE: If you do not wish your shares voted “For” a particular nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining nominee(s).

2.	Ratification of the appointment of Grant Thornton LLP as independent registered public accountants of Cryo-Cell and its subsidiaries for the fiscal year ending November 30, 2011.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Please be sure to sign and date this Proxy.

SIGNATURE(S) OF STOCKHOLDER(S)__________________________________________
DATE _________________

TITLE, IF ANY ____________________________________________________________

SIGNATURE (IF HELD JOINTLY):______________________________________________

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

VOTE BY INTERNET OR TELEPHONE 24 Hours a Day–7 Days a Week

Your telephone or internet vote authorizes the named attorneys-in-fact to vote your shares in the same manner as if you marked, signed and returned the BLUE proxy card.  If you have submitted your proxy by telephone or the Internet, there is no need for you to mail back your proxy card.  Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on August 24, 2011.

TELEPHONE			INTERNET			MAIL
	1-800-830-3542	OR		https://www.2voteproxy.com	OR	●	Mark, sign and date the BLUE proxy card
●	Use any touch-tone telephone		●	Go to the website and address listed above		●	Detach the BLUE proxy card above
●	Have your proxy form in hand		●	Have your proxy form in hand		●	Return the BLUE proxy card in the postage-
●	Follow the simple recorded instructions		●	Follow the simple instruction			paid envelope provided

CALL TOLL-FREE TO VOTE: 1-800-830-3542	PROXY TABULATOR PO BOX 859232 BRAINTREE, MA 02185-9919